Kelly Services, Inc. Third Quarter 2016 November 7, 2016 Exhibit 99.2

Safe Harbor Statement This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements. 2

3 Third Quarter 2016 Highlights (YOY Comparisons) • Total revenue declined 8%, or 7% in constant currency – Excluding APAC results in 2015, total revenue declined 0.7%, or 0.1% in constant currency • Gross profit down 6%, or 5% in constant currency – Excluding APAC results in 2015, gross profit up 0.3%, or 0.8% in constant currency • Earnings from operations of $18.8 million, up 13% YOY – Excluding APAC results in 2015, earnings from operations up 29% YOY • Diluted earnings per share of $2.06, up $1.83 – Excluding the gain on the APAC JV transaction and APAC staffing results in 2015, diluted earnings per share of $0.44, up $0.25

Third Quarter 2016 Financial Summary 4 • Results reflect the deconsolidation of APAC and a slow growth environment in the U.S. • Continued GP rate improvement • Earnings from operations grew by 13%, 14% on a constant currency basis, despite revenue declines • EPS growth due to $63.7 million after tax gain on investment as well as improvements in both operational performance and effective income tax rate ----- (1)Constant Currency represent year-over-year changes resulting from translating 2016 financial data into USD using 2015 exchange rates. Actual Results Change Constant Currency Change(1) Revenue $1.2B (7.6)% (7.1)% GP % 17.2% 30 bps Earnings from Operations $18.8M 13.1% 14.1% ROS % 1.5% 30 bps EPS $2.06 $1.83

Third Quarter 2016 Financial Summary (Excluding APAC 2015 Results) 5 ----- (1) Excludes 2015 results from APAC and OCG business related to the deconsolidation. (2) Excludes $87.2 million gain on investment, $63.7 million net of income tax expense or $1.62 per share, in 2016. (3) Constant Currency represent year-over-year changes resulting from translating 2016 financial data into USD using 2015 exchange rates. • Flat constant currency revenue growth reflects a slow growth economic environment • Despite flat revenue, earnings from operations continued to grow YOY due to an improvement in GP rate and expense savings • EPS growth due to improvements in both operational performance and effective income tax rate Actual Results Change(1) Constant Currency Change(3) Revenue $1.2B (0.7)% (0.1)% GP % 17.2% 10 bps Earnings from Operations $18.8M 29.4% 30.4% ROS % 1.5% 30 bps EPS(2) $0.44 $0.25

Third Quarter 2016 Revenue Growth 6 • OCG revenue growth of 4% for the quarter • Americas PT Staffing declined in Centralized Accounts while Branch-Delivered revenue growth improved versus the prior quarter • EMEA constant currency revenue growth has flattened as a result of uneven economic conditions -10% -5% 0% 5% Americas Commercial Americas PT EMEA OCG YoY Growth Reported Constant Currency 48% 19% 19% 14% Business Mix Americas Commercial Americas PT EMEA OCG

Third Quarter 2016 Gross Profit Growth 7 • Americas Commercial and PT staffing, and OCG comprise 84% of total company GP • GP growth in the Americas PT represents increasing GP rate on declining revenue • OCG GP growth reflects strong GP rate improvement on a single digit revenue increase • EMEA GP reflects staffing fee-based income declines as well as unfavorable customer and country mix 44% 19% 16% 21% Business Mix Americas Commercial Americas PT EMEA OCG -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% Americas Commercial Americas PT EMEA OCG YoY Growth Reported Constant Currency

16.9% 17.2% 15.0% 15.2% 15.4% 15.6% 15.8% 16.0% 16.2% 16.4% 16.6% 16.8% 17.0% 17.2% 17.4% Q3 2015 GP Rate AMER GP Rate EMEA GP Rate OCG GP Rate Perm Fee and Other APAC Deconsolidation Q3 2016 GP Rate Third Quarter 2016 Gross Profit Rate 8 • Overall GP rate up due to improving GP rates in the Americas Staffing and global OCG businesses as well as the favorable impact related to the APAC deconsolidation, as APAC had lower GP rates than the Company average • Americas GP rate reflects continued management of temporary employee tax and benefit expenses, partially offset by increased workers’ compensation costs • OCG GP rate improvement due to a favorable customer mix 20 bps 10 bps (10) bps (10) bps 20 bps

$212 $196 $190 $195 $200 $205 $210 $215 Q3 2015 SG&A APAC Corporate FX Amer EMEA OCG Q3 2016 SG&A Third Quarter 2016 SG&A 9 • OCG expense growth results from increasing salaries as well as costs related to additional sales resources • Corporate expenses reflect a $7.5 million one-time savings related to lower performance- based compensation • APAC reflects the deconsolidation of our APAC business upon closing the APAC JV transaction at the beginning of the quarter $(11) $(6) $(1) $(1) $4 $ in Millions $(1)

Third Quarter 2016 Conversion Rate 10 ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. • Total company conversion rate reflects continued progress against our goal to improve conversion rate on an ongoing basis • APAC results are no longer included in the Company’s results upon closing of the APAC JV transaction at the beginning of the third quarter $ in Millions 2016 2015 Gross Earnings Conversion Gross Earnings Conversion Change Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas 136.3$ 24.1$ 17.7% 137.6$ 23.9$ 17.3% 40 EMEA 35.0 4.4 12.7% 37.1 5.3 14.6% (190) APAC - - 0.0% 13.2 2.1 15.7% NM OCG 45.0 7.7 17.0% 41.4 8.2 19.8% (280) Total Company 215.1$ 18.8$ 8.7% 228.2$ 16.6$ 7.3% 140

Third Quarter 2016 Conversion Rate (Excluding APAC 2015 Results) 11 • Total company conversion rate reflects continued progress against our goal to improve conversion rate on an ongoing basis $ in Millions ----- (1) Excludes 2015 results from APAC and OCG business related to the deconsolidation. (2) Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. 2016 2015 Gross Earnings Conversion Gross Earnings Conversion Change Profit from Ops Rate(2) Profit(1) from Ops(1) Rate(2) (bps) Americas 136.3$ 24.1$ 17.7% 137.6$ 23.9$ 17.3% 40 EMEA 35.0 4.4 12.7% 37.1 5.3 14.6% (190) APAC - - 0.0% - - 0.0% - OCG 45.0 7.7 17.0% 40.8 8.3 20.4% (340) Total Company 215.1$ 18.8$ 8.7% 214.4$ 14.5$ 6.8% 190

$0 $20 $40 $60 $80 $100 2015 Q3 2015 2016 Q3 Debt (and Debt-to-Equity Ratio) Third Quarter 2016 Balance Sheet Data 12 • DSO improved one day versus the same period last year • Debt-to-equity ratio at 0.9% continues to improve from the same period a year ago $ in Millions DSO 57 54 56 Debt-to- 8.2% 5.8% 0.9% Equity Ratio $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2015 Q3 2015 2016 Q3 Accounts Receivable Excluding APAC APAC

2016 Outlook – Fourth Quarter • Revenue down 9% to 10% YOY in constant currency – Excluding 20 basis points of unfavorable foreign exchange impact – Excluding the impact of the APAC results in 2015, revenue down 2.0% to 3.0% in constant currency, or flat YOY excluding the 53rd week in 2015 • Gross profit rate up 20 basis points YOY – Includes 20 basis points of favorable impact from excluding the APAC results • SG&A down 9% to 10% YOY – Excluding APAC results in 2015, SG&A is down 3.0% to 4.0% 13

APPENDIX: TS KELLY ASIA PACIFIC JOINT VENTURE 14

• Joint Venture capitalizes on the strong reputation of Kelly Services as a leading talent provider in the region and on Temp Holdings’ regional presence – Provides accelerated growth opportunities, larger workforce solutions presence, and enhanced competitive positioning – Expands on 14-year strategic partnership between Kelly and Temp Holdings • TS Kelly Asia Pacific is expected to be one of the largest workforce solutions companies in the Asia Pacific region • Solidifies Kelly’s focus on OCG solutions in the APAC market – Opportunity to accelerate investment in high growth market – Kelly’s outsourcing and consulting group, KellyOCG, is not part of the joint venture and will continue to operate under the complete control of Kelly Highlights – TS Kelly Asia Pacific 15

• Expands scope from four geographies to twelve, with headquarters in Singapore • Brings together established businesses with approximately $500 million in revenue and 1,600 employees – TS Kelly North Asia – China, Hong Kong, Taiwan, South Korea – Kelly Services – Singapore, Malaysia, Australia, New Zealand, India, Indonesia, Thailand – Capita – Singapore and Malaysia – First Alliances – Vietnam – Intelligence – Indonesia, Vietnam, Singapore, Malaysia Highlights – TS Kelly Asia Pacific 16

• Closed on July 4, 2016, the JV was formed through asset transfers from Kelly and Temp Holdings, and a $36.5 million cash payment to Kelly at closing and a $4.5 million cash true-up payment made to Kelly in Q4 2016 • Temp Holdings owns 51%, Kelly owns 49% • Beginning in the third quarter, Kelly accounts for its 49% interest as an Equity Method Investment – APAC results are no longer included in the individual lines of Kelly’s consolidated income statement or balance sheet  Equity method investment asset will be reported as a single line item on the balance sheet  49% share of income reflected as Income from equity method investments (below earnings from operations), effective on the transaction closing date » Will no longer be included as revenue, cost of service, and SG&A expense TS Kelly Asia Pacific – Transaction Details 17